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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-10699

                         SELECTED AMERICAN SHARES, INC.
                         SUPPLEMENT DATED AUGUST 6, 2001
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2001


The following information supplements the information contained in the section of the statement of additional information entitled "Portfolio Securities":

The principal securities in which the Funds invest are described below. In addition, each Fund may invest a portion of its assets in other securities. For example, Selected Funds which invest primarily in equity securities may invest a portion of their assets in fixed income securities.